EXHIBIT 10.1

                              TERMINATION AGREEMENT
                              ---------------------

     THIS  TERMINATION  AGREEMENT  (the  "Agreement")  is  made and entered into
                                          ---------
effective as of November __, 2005, by and between NS8 CORPORATION, a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware
                    -------
limited  partnership  (the  "Investor").
                             --------

                                    Recitals:
                                    --------

     WHEREAS, the Company and the Investor entered into a Standby Equity Distribution Agreement (the "Standby Equity Distribution"); a Registration
                                -----------------------------
Rights  Agreement  (the  "Registration  Rights  Agreement"); an Escrow Agreement
                          -------------------------------
(the  "Escrow Agreement"); and a Placement Agent Agreement (the "Placement Agent
       ----------------                                          ---------------
Agreement");  all  of  which  are dated May 19, 2004  (collectively, the Standby
---------
Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement and Placement Agent Agreement are referred to as the "Transaction
                                                                     -----------
Documents."
---------

     NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.     Termination.  Each  of the parties to this Agreement hereby terminate the
       -----------
Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

2.     Fees.     The  Investor  shall  be  entitled  to  retain any and all fees
       ----
received in the connection with the Standby Equity Distribution Agreement, including without limitation the fees contained in Section 12.4 of the Standby Equity Distribution Agreement.


     IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

NS8  CORPORATION                        CORNELL  CAPITAL  PARTNERS,  LP

By: /s/ Anthony  Alda                   By:  Yorkville  Advisors,  LLC
    ----------------------              Its:  General  Partner
Name:  Anthony  Alda
Title:  CEO                             By: /s/ Mark  A.  Angelo
                                            ---------------------
                                        Name:  Mark  A.  Angelo
                                        Title:  Portfolio  Manager


                                      EX-1